[KPMG LETTERHEAD]
                                                                 Exhibit 23.2

                           INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Foodmaker, Inc.:

We consent to the use of our report incorporated herein by reference.



                               KPMG LLP


San Diego, California
August 20, 1999